                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): February 17, 2004
                                                         -------------------


                             ABERCROMBIE & FITCH CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                       1-12107                         31-1469076
--------------                ----------------               ------------------
(State or other               (Commission File                 (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                    -----------------------------------------
                         (Former name or former address,
                          if changed since last report)










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Item 9.  Regulation FD Disclosure.
---------------------------------

     On February 17, 2004, Abercrombie & Fitch Co. (the "Company") issued a news release (the "February 17, 2004 Release") reporting, among other things, results for the 13 weeks and the 52 weeks ended January 31, 2004, and the declaration by the Board of Directors, effective as of February 17, 2004, of a cash dividend in the amount of $0.125 for each outstanding share of the Company's Class A Common Stock, payable on March 30, 2004 to the holders of the Company's Class A Common Stock based on their respective ownership of shares on March 9, 2004. A copy of the February 17, 2004 Release is furnished as Exhibit 99 and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.
------------------------------------------------------

     In the February 17, 2004 Release, the Company reported results for the 13 weeks and the 52 weeks ended January 31, 2004. A copy of the February 17, 2004 Release is furnished as Exhibit 99 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.



                  [Remainder of page intentionally left blank;
                          signature on following page.]







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ABERCROMBIE & FITCH CO.


Dated:  February 17, 2004             By: /s/ Seth R. Johnson
                                         ---------------------------------------
                                         Seth R. Johnson
                                         Executive Vice President-Chief
                                         Operating Officer





















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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated February 17, 2004

                            Abercrombie & Fitch Co.


Exhibit No.             Description
-----------             -----------

    99                  News Release issued by Abercrombie & Fitch Co.
                        on February 17, 2004




























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